UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 16, 2005
COMMUNITY FIRST, INC.
(Exact Name of Registrant as Specified in Charter)

Tennessee (State or Other Jurisdiction of Incorporation)	0-49966 (Commission File Number)	04-3687717 (I.R.S. Employer Identification No.)

501 South James M. Campbell Blvd.
Columbia, Tennessee (Address of Principal Executive Offices)	38401 (Zip Code)
(931) 380-2265
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Supplemental Executive Retirement Plan
On August 16, 2005, Community First Bank & Trust (the “Company”), a wholly owned subsidiary of Community First, Inc., approved a Supplemental Executive Retirement Plan (the “SERP”). The SERP will provide certain of the Company’s officers with benefits upon retirement, death or disability in certain prescribed circumstances. The specifics of the benefits provided will be set forth in a Participation Agreement with each officer.
Pursuant to the Participation Agreement with Marc Lively, the chief executive officer of Community First, Inc., Mr. Lively will be entitled in certain circumstances to receive an annual benefit of 40% of his average final base salary over the immediately preceding full 24 months prior to termination of employment (the “SERP Benefit”). Such amount will be payable upon Mr. Lively’s retirement, death, disability and in connection with a change of control pursuant to the provisions of the SERP and Mr. Lively’s Participation Agreement. This description of the SERP and Mr. Lively’s Participation Agreement is a summary only and is qualified in its entirety by the terms of the SERP and Mr. Lively’s Participation Agreement, which are attached hereto as Exhibits 10.1 and 10.2 and incorporated by reference into this Item 1.01.
Amendment to Marc Lively’s Employment Agreement
On August 16, 2005, the Company’s employment agreement with Marc Lively was amended (the “Amendment”) to add a provision entitling Mr. Lively to receive a gross-up payment in the event that any payment or distribution by the Company to or for the benefit of Mr. Lively would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended, or any interest or penalties are incurred by Mr. Lively with respect to such excise tax. This description of the Amendment is a summary only and is qualified in its entirety by the terms of the Amendment, which is attached hereto as Exhibit 10.3 and incorporated by reference into this Item 1.01.
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits
10.1	Community First Bank & Trust Supplemental Executive Retirement Plan

10.2	Participation Agreement, dated August 16, 2005, with Marc Lively pursuant to the Community First Bank & Trust Supplemental Executive Retirement Plan

10.3	Amendment No. 1 to the Employment Agreement with Marc Lively

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY FIRST, INC.
By:	/s/ Marc R. Lively
Marc R. Lively
Chief Executive Officer/President

Date: August 22, 2005

EXHIBIT INDEX

10.1	Community First Bank & Trust Supplemental Executive Retirement Plan

10.2	Participation Agreement, dated August 16, 2005, with Marc Lively pursuant to the Community First Bank & Trust Supplemental Executive Retirement Plan

10.3	Amendment No. 1 to the Employment Agreement with Marc Lively

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